UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2004

VELOCITY EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28452	87-0355929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7803 Glenroy Road, Suite 200, Minneapolis, Minnesota 55439

(Address of principal executive offices) (zip code)

(612) 492-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 27, 2004, Velocity Express Corporation issued a press release announcing the receipt of a letter from the Nasdaq Listing Qualification Staff, dated August 25, 2004, notifying the Company that Velocity Express had not paid certain fees due the Nasdaq Stock Market under the Nasdaq Marketplace Rules (Rule 4310(c)(13)) and therefore, the Company’s securities will be delisted from The Nasdaq Stock Market at the opening of business on September 3, 2004, unless the Company pays the fees or requests a hearing with Nasdaq. The Company paid the full amount of these fees by wire transfer on August 26, 2004, and has confirmed with the Nasdaq Listing Qualification Staff that no further action by the Company is required, and that its common stock will continue to be traded on The Nasdaq Small Cap Market. The press release, attached as Exhibit 99.1, is filed and incorporated by reference into this Current Report.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report and the exhibits to it contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such statements are based upon, among other things, assumptions made by, and information currently available to, management, including management’s own knowledge and assessment of Velocity Express’s industry and competition. Factors that might cause such differences include, but are not limited to, risks in the Company’s current businesses such as an inability to obtain additional capital to finance our growth strategy and working capital, our indebtedness, the aggressive competition we face, our failure to successfully implement our growth strategy, and the other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission.

Most of these factors are beyond our control. We caution you that forward-looking statements are no guarantee of future performance and that actual results or developments may differ materially from those projected in these statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Velocity Express Corporation, dated August 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2004

VELOCITY EXPRESS CORPORATION

By:	/s/ Wesley C. Fredenburg
Name:	Wesley C. Fredenburg
Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Velocity Express Corporation, dated August 27, 2004.